UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           January 22, 2019

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On January 22, 2019, Superior Group of Companies, Inc., a Florida corporation (the “Company”), entered into a First Amendment to Amended and Restated Credit Agreement and Loan Documents (the “First Amendment”) with Branch Banking & Trust Company, a North Carolina banking corporation (the “Lender”), pursuant to which the Company’s existing $85 million term loan with the Lender (the “2018 Term Loan”) was restructured.  The Company used $20 million borrowed under its existing line of credit with the Lender to reduce the principal amount of the 2018 Term Loan to $65 million.  The maturity date of the 2018 Term Loan was extended until January 22, 2026.  The Company will make monthly principal payments on the 2018 Term Loan of $773,809.52, and the rate for accruing interest on the 2018 Term Loan was lowered to a variable interest rate of LIBOR plus 0.85%.  The Company paid the Lender a commitment fee of $162,500 in connection with the restructuring, and commitment fees that would have been due in the amount of 0.25% of the outstanding balance on the 2018 Term Loan on June 1 2019 and December 1, 2019 were eliminated by the First Amendment.

The foregoing summary of the First Amendment and the transactions contemplated thereby is qualified in its entirety by reference to the text of such amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 above, on January 22, 2019, the Company’s restructured its existing $85 million term loan. The material terms of the restructured 2018 Term Loan disclosed in Item 1.01 are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)            Exhibits:

10.1	First Amendment to Amended and Restated Credit Agreement and Loan Documents, dated as of January 22, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Michael Attinella
Name:	Michael Attinella
Title:	Chief Financial Officer and Treasurer

 Date: January 25, 2019